THIRD AMENDMENT AND WAIVER, dated as of September 27, 1994 (this "Amendment and Waiver"), among REEVES BROTHERS, INC., a Delaware corporation (the "Company"), REEVES INDUSTRIES, INC., a Delaware corporation (the "Parent"), the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Banks") and CHEMICAL BANK as agent for Banks (in such capacity, the "Agent").


                         W I T N E S S E T H :

          WHEREAS, the Company, the Parent, the Agent and the Banks are parties to the Credit Agreement, dated as of August 6, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined in the Credit Agreement shall have their defined meanings when used herein, unless otherwise defined herein);

          WHEREAS, pursuant to the waiver, dated as of May 11, 1994, the Company and the Parent requested and the Banks agreed to a waiver of the provisions of subsection 7.4 (Limitation on Guarantee Obligations) of the Credit Agreement to the extent and only to the extent such provisions would be violated by the Parent's guarantee of the Company's obligations under leases with Sanwa General Equipment Leasing Incorporated or similar institutional lessors (the "Lessors") in 1994 of certain textile and other manufacturing equipment to be installed at domestic facilities of the Company with an aggregate invoice cost not to exceed $15,000,000 (the "1994 Leases");

          WHEREAS, in addition to the 1994 Leases, the Company intends in 1994 and 1995 to enter into similar leases with the Lessors of certain textile and other manufacturing equipment to be installed at domestic facilities of the Company with an aggregate invoice cost not to exceed $15,000,000 (the "1994-1995 Leases");

          WHEREAS, it may be a condition to the 1994-1995 Leases that the Parent guarantee the Company's obligations to the Lessors in connection with the 1994-1995 Leases;

          WHEREAS, the Company and the Parent have requested that the Banks waive compliance with subsection 7.4 of the Credit Agreement to the extent the provisions of such subsection would be violated by the transactions contemplated by the 1994-1995 Leases and the Banks are willing to waive compliance with such subsection on the terms and conditions of this Amendment and Waiver; and

          WHEREAS, the Company and the Parent have requested, and the Banks have agreed, subject to the terms and conditions of this Amendment and Waiver, to amend subsection 7.16 (Limitation on Leases) of the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the undersigned agree as follows:


          SECTION 1.     WAIVER OF SUBSECTION 7.4
                         OF THE CREDIT AGREEMENT

          1.1  Waiver of Subsection 7.4 (Limitation on
Guarantee Obligations). The provisions of subsection 7.4 of the Credit Agreement are hereby waived to the extent and only to the extent such provisions wold be violated by the Parent's guarantee of the Company's obligations to the Lessors in connection with the transactions contemplated by the 1994-1995 Leases; provided that the term of any 1994-1995 Lease shall be at least five years subject to certain repurchase options. This waiver is in addition to the waiver granted with respect to the 1994 leases.

          SECTION 2.     AMENDMENT OF SUBSECTION 7.16
                         OF THE CREDIT AGREEMENT


          2.1 Amendment of Subsection 7.16 (Limitation on Leases). Subsection 7.16 of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" appearing at the end thereof and substituting in lieu thereof the amount "$7,500,000".


       SECTION 3.        REPRESENTATIONS AND WARRANTIES:
                         CONDITIONS PRECEDENT TO THE
                         EFFECTIVENESS OF THIS
                         AMENDMENT AND WAIVER.


          3.1 Representations; No Default. On and as of the date hereof and after giving effect to this Amendment and Waiver and the transactions contemplated hereby, each of the Company and the Parent hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case each of the Company and the Parent hereby confirms, reaffirms and restates such representations and warranties for such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be to the Credit Agreement as amended by this Amendment and (ii) represents that no Default or Event of Default has occurred and is continuing.

          3.2  Conditions Precedent to Effectiveness. This
Amendment and Waiver shall become effective on the date on which the Agent shall have received counterparts of this Amendment and Waiver executed by the Company, the Parent and the Banks.


     SECTION 4.          MISCELLANEOUS

          4.1 Limited Effect. Except as expressly amended, modified, waived or supplemented hereby, the provisions of the Credit Agreement and other Loan Documents are and shall remain in full force and effect and any amendment, modification, waiver or supplement contained herein shall be limited precisely as drafted and shall not constitute an amendment, modification, waiver or supplement of any other terms or provisions of the Credit Agreement or any other Loan Document.

          4.2 Counterparts. This Amendment and Waiver may be signed in any number of counterparts, each of which shall constitute an original, and all of which taken together shall constitute a single agreement with the same effect as if the signature thereto and hereto were upon the same instrument.

          4.3  GOVERNING LAW.  THIS AMENDMENT AND WAIVER SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                REEVES BROTHERS, INC.

                                By:  /s/  Steven W. Hart
                                   ---------------------------
                                   Title:


                                REEVES INDUSTRIES, INC.

                                By:  /s/  Steven W. Hart
                                   ---------------------------
                                   Title:


                                CHEMICAL BANK,
                                   as Agent and as a Bank

                                By:  /s/  William Ewing, III
                                   ---------------------------
                                   Title:  Managing Director


                                BANK OF BOSTON CONNECTICUT

                                By:  /s/ W. Lincoln Schoff, Jr.
                                   ----------------------------
                                   Title:  Director